UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 23, 2009

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street
Philadelphia, PA 19123

(Address of Principal Executive
Offices)

(215) 873-2200

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.                                Results of Operations and Financial Condition

On January 27, 2009, Destination Maternity Corporation (the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its first fiscal quarter of fiscal 2009 ended December 31, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G, including: (a) Adjusted EBITDA (operating income (loss) before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of tangible and intangible assets; (iii) (gain) loss on disposal of assets; and (iv) stock compensation expense), together with the percentage of net sales represented by this measure, (b) Adjusted EBITDA before restructuring charges, together with the percentage of net sales represented by this measure, (c) Adjusted EBITDA before restructuring and other charges; (d) Adjusted net income (loss), before goodwill impairment expense, (e) Adjusted net income (loss), before goodwill impairment expense, loss on extinguishment of debt and restructuring charges, (f) Adjusted net income (loss) per share – diluted, before goodwill impairment expense; (g) Adjusted net income (loss) per share – diluted, before goodwill impairment expense, loss on extinguishment of debt, and restructuring charges; and (h) Adjusted net income (loss) per share – diluted, before goodwill impairment expense, loss on extinguishment of debt, and restructuring and other charges.

The Company believes that each of these non-GAAP financial measures provides useful information about the Company’s results of operations to both investors and management.  Each non-GAAP financial measure is provided because management believes it is an important measure of financial performance used in the retail industry to measure operating results, to determine the value of companies within the industry and to define standards for borrowing from institutional lenders.  The Company uses each of these non-GAAP financial measures as a measure of the performance of the Company.   The Company provides these measures to investors to assist them in performing their analysis of its historical operating results.  Each of these non-GAAP financial measures reflects a measure of the Company’s operating results before consideration of certain charges and consequently, none of these measures should be construed as an alternative to net income (loss) or operating income (loss) as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with generally accepted accounting principles. The Company may calculate each of these non-GAAP financial measures differently than other companies.

With respect to the non-GAAP financial measures discussed in the press release, the Company has provided, as an attachment to such press release, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The disclosure in this Current Report, including in the Exhibits attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 2.06.                                Material Impairments

As a result of a substantial decrease in the market price of the Company’s common stock subsequent to September 30, 2008, reflecting the very difficult market conditions of recent months, the Company reassessed the carrying value of its goodwill as of December 31, 2008 in accordance with the interim period requirements of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, and concluded that its goodwill was impaired.  On January 26, 2009, Company management concluded that the Company will incur a non-cash goodwill impairment charge of $47.0 million, on both a pretax and after tax basis, in the first fiscal quarter ended December 31, 2008.  The goodwill impairment charge recorded in the first fiscal quarter reflects the impairment analysis completed to date, and may be adjusted when all aspects of the analysis are completed.

Non-cash goodwill impairment charges do not have any adverse effect on the covenant calculations under the Company’s debt agreements or the Company’s overall compliance with the covenants of its debt agreements.

Item 5.02.                                Compensatory Arrangements of Certain Officers

At the Annual Meeting of the Stockholders of the Company held on January 23, 2009 (the “Annual Meeting”), the stockholders approved the amendment (the “Amendment”) of the Company’s 2005 Equity Incentive Plan (the “2005 Plan”).

The purpose of the Amendment was to increase the number of shares of the Company’s Common Stock available for issuance under the 2005 Plan from 500,000 (not more than 250,000 of which have been or would be used for restricted stock or restricted stock unit awards) to 700,000 (not more than 350,000 of which have been or would be used for restricted stock or restricted stock unit awards).

The Board of Directors sought stockholder approval of the Amendment to comply with applicable Nasdaq listing requirements.  Approval of the Amendment also extends by one year (until the 10th anniversary of the Annual Meeting) the period during which the Board of Directors or the Compensation Committee may grant “incentive stock options” under the 2005 Plan.  Approval of the Amendment also permits the 2005 Plan to continue to be used for the grant awards eligible for exemption from the deduction limitation of Section 162(m) of the Internal Revenue Code (the “Code”).  Accordingly, approval of the Amendment extends by one year (until the 5th anniversary of the Annual Meeting) the period during which the performance metrics described in the 2005 Plan may be used as the basis for awards intended to be exempt from the deduction limitations of Section 162(m) of the Code.  Finally, approval of the Amendment also affirms the 2005 Plan’s existing eligibility criteria and existing limit on the number of shares subject to awards granted to a single participant in one calendar year.

A description of the 2005 Plan, as amended and restated, is contained in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 15, 2008 under the heading “Approval of Amendment of the Company’s 2005 Equity Incentive Plan (Proposal 2)” and is hereby incorporated by this reference.  That description is qualified in its entirety by reference to the specific provisions in the full text of the 2005 Plan, which is filed as Exhibit 10.1 with this Current Report on Form 8-K.

Item 9.01.           Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2005 Equity Incentive Plan.
99.1	Press release of the Company issued January 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 28, 2009	DESTINATION MATERNITY CORPORATION

	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated 2005 Equity Incentive Plan.
99.1	Press release of the Company issued January 27, 2009.